UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2013

SimplePons, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21134	04-2893483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1090 Fountain Street Cambridge, Ontario N3H 4R7
(Address of Principal Executive Offices)

(519) 650-9506

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Explanatory Note

The purpose of this Amendment No. 1 (this “Amendment”) to Current Report on Form 8-K of SimplePons, Inc. (the “Company”), filed with the Securities and Exchange Commission on February 14, 2013 (the “Original Report”), is to provide the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K.

In addition, this Amendment No. 1 addresses certain changes related to minority shareholders of Eco-Shift Power Corp. (“Eco-Shift”) in Item 1.01 of the Original Report including, but not limited to, the errant inclusion of Chris Freeman as a shareholder of Eco-Shift in the Original Report as: (a) Mr. Freeman is not and never has been a shareholder of Eco-Shift, (b) Mr. Freeman was not a party to any agreement related to the Company or Eco-Shift, and (c) any signatures on documents purporting to be that of Mr. Freeman were not affixed to such documents by Mr. Freeman or authorized by Mr. Freeman and any such unauthorized signatures will be, or have been destroyed.

(2)

Item 1.01 Entry into a Material Definitive Agreement.

Please refer to the “Explanatory Note.”

Item 9.01 Financial Statements and Exhibits.

Please refer to the “Explanatory Note.”

(a) Financial Statements of Business Acquired.

The audited financial statements of Eco-Shift as of December 31, 2012 and December 31, 2011, and the related notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of February 8, 2013, and the related notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

(d) Exhibits

Exhibit No.	Description

2.1	Form of Voting and Exchange Trust Agreement, dated February 8, 2013, by and among SimplePons, Inc., Eco-Shift Call Corp., Eco-Shift Acquisition Corp. and Patriquin Law Professional Corporation*

2.2	Form of Rollover Agreement, dated February 8, 2013, by and between SimplePons, Inc. and each of Frank Yapuncic, Gilbert Wood, James Hughes, Patty Bates-Wood and certain other individuals, respectively*

2.3	Form of Support Agreement, dated February 8, 2013, by and among SimplePons, Inc., Eco-Shift Call Corp. and Eco-Shift Acquisition Corp.*

3.1	Certificate of Incorporation of Eco-Shift Call Corp.*

3.2	Certificate of Incorporation of Eco-Shift Acquisition Corp.*

3.3	Certificate of Incorporation of Eco-Shift Power Corp.*

3.4	Bylaws of Eco-Shift Call Corp.*

3.5	Bylaws of Eco-Shift Acquisition Corp.*

3.6	Bylaws of Eco-Shift Power Corp.*

3.7	Certificate of Designation for Series B Preferred Stock*

4.1	Convertible Promissory Note, dated October 26, 2012, issued by SimplePons, Inc. in favor of Asher Enterprises, Inc.*

10.1	Assignment Agreement, dated February 8, 2013, by and among Asher Enterprises, Inc., Linear Capital LLC and SimplePons, Inc.*

10.2	Modification of Convertible Promissory Note, dated February 8, 2013, executed by SimplePons, Inc. and Linear Group Holdings, Inc.*

17.1	Resignation Letter of Brian S. John.*

17.2	Resignation Letter of Richard A. Miller.*

99.1	Audited Financial Statements of Eco-Shift Power Corp. as of December 31, 2012 and December 31, 2011.*

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of February 8, 2013.*

* Filed herewith

(3)

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLEPONS, INC.

Date: June 4, 2013	By:	/s/ Gilbert Wood
Gilbert Wood
Chief Executive Officer